ACCRUED EXPENSES AND OTHER LIABILITIES (Schedule of Accrued Expenses and Other Liabilities) (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2017 USD ($)
Accrued expenses	¥ 44,621	$ 6,490	¥ 24,537
Salaries and welfare payable	8,612	1,253	8,183
Business and other taxes payable	11,400	1,658	12,253
Secured borrowings, current (note 19)	0	0	85,106
MD Anderson consulting fee payable	51,029	7,422	13,642
Acquisition payable for investment in CMCC	12,420	17,006	116,922	$ 0
Consideration advance from JWYK (note 15)	4,320	628	12,453
Advance from customers	19,250	2,800	2,095
Other accruals	161,852	23,539	110,728
Total	¥ 418,006	$ 60,796	¥ 385,919